UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 5, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                        0-27808                87-0547337
 -------------------------------   ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


        10653 South River Front Parkway, Suite 300 South Jordan, UT 84095
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Certain statements in this Report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, actual results may vary materially from such expectations. For a discussion of certain factors that could cause actual results to differ from expectations, please see the information set forth under the caption entitled "Forward-looking Statements" in Part I, Item 2 of Headwaters' Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. There can be no assurance that Headwaters' results of operations will not be adversely affected by such factors. Headwaters undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinion only as of the date hereof.

Item 7: Financial Statements and Exhibits.

         (c) Exhibits.     The following exhibit is furnished pursuant to
                           Item 12 of Form 8-K:

                           99       Press Release dated November 5, 2003:
                                    Results for the quarter and fiscal year
                                    ended September 30, 2003.

Item 12: Results of Operations and Financial Condition.

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Headwaters, whether made before or after the date hereof, regardless of any general incorporation language in such filing. On November 5, 2003, we issued our fiscal year 2003 earnings press release. A copy of that press release is attached hereto as Exhibit 99.

In the press release, we use the terms "EBITDA" and "current ratio." These financial measures are widely accepted financial indicators used by certain investors and financial analysts to assess and compare financial performance, and EBITDA is an integral part of Headwaters' debt covenants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HEADWATERS INCORPORATED
                                                   Registrant


Date: November 5, 2003                             /s/ Kirk A. Benson
                                                  ------------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer and
                                                   Principal Executive Officer